United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2009

Camco Financial Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Glenn Highway, Cambridge, Ohio	43725
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (740) 435-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2009, Camco Financial Corporation ("Camco") issued a press release regarding an expected provision for loan and lease losses for the quarter ended December 31, 2008. The press release is attached as Exhibit 99 and is incorporated herein by reference.

Item 2.06. Material Impairments.

On January 13, 2009 , Camco issued a press release regarding its determination on January 8, 2009 that a material impairment charge related to goodwill is required for the fourth quarter of 2008.The press release describing this impairment charge is attached as Exhibit 99 hereto and is incorporated herein by reference.

Exhibit Number                 Description
         99                               Press release dated January 13, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camco Financial Corporation (Registrant)
January 13, 2009 (Date)	/s/ KRISTINA K. TIPTON Kristina K. Tipton Principal Accounting Officer